                                                                    EXHIBIT 10.4


                                                              September 28, 2001



Re: Classic Cable, Inc. Key Employee Retention Plan

Dear Beverly Gambell:

                  I am pleased to advise you that the Board of Directors of Classic Cable, Inc. (the "Company") has approved the implementation of the Classic Cable, Inc. Key Employee Retention Plan (the "Plan") and that you have been selected for coverage under this Plan. In accordance with the provisions of the Plan, this letter will serve as a written notice of your selection as a Participant.

                  The purpose of the Plan is to encourage you to continue your employment with the Company pending its reorganization. By adoption of this Plan, the Company wishes to assure you that incentive benefits will be provided if you remain with the Company through the reorganization period.

                  You are eligible for a Retention Bonus under the Plan equal to $ 25,000. Your Retention Bonus will be paid, in one lump sum payment, within ten
(10) days following June 30, 2002 or a "Trigger Event" (as defined in the Plan), whichever is earlier.

                  Your participation under the Plan is contingent upon your agreeing to be bound by the terms and conditions of the attached Plan document. Please read this document carefully and discuss any questions you may have with me. If you wish to be covered by this Plan, please sign and date the attached Acceptance of Terms and Conditions of Participation and return it to me no later than October 5, 2001.

Sincerely,



Randy Clark
Plan Administrator

                               CLASSIC CABLE, INC.
                          KEY EMPLOYEE RETENTION POLICY

               ACCEPTANCE OF TERMS AND CONDITIONS OF PARTICIPATION



                  I, BEVERLY GAMBELL, have read the plan document for the Classic Cable, Inc. Key Employee Retention Plan (the "Plan"), and hereby agree to be covered by the Plan and to be bound to the terms and conditions thereof.



Date
                  --------------------------------


Print Name
                  --------------------------------


Signature
                  --------------------------------